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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 16, 2001

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-3433 (Commission file number)	38-1285128 (I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 989-636-1000

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

99.1	Press release issued by The Dow Chemical Company on April 16, 2001, which included selected unaudited combined financial information giving effect to the merger with Union Carbide Corporation on February 6, 2001.

Item 9.  Regulation FD Disclosure.

    On April 16, 2001, The Dow Chemical Company issued a press release, filed herewith as Exhibit 99.1, that included selected unaudited combined financial information, which gives effect to the merger with Union Carbide Corporation on February 6, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date: April 16, 2001

/s/ FRANK H. BROD Frank H. Brod Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by The Dow Chemical Company on April 16, 2001, which included selected unaudited combined financial information giving effect to the merger with Union Carbide Corporation on February 6, 2001.

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX